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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   May 5, 1997
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                            Westminster Capital, Inc.
                    (Formerly FarWest Financial Corporation)
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               (Exact name of registrant as specified in charter)


Delaware                                   1-4923                95-2157201
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(State or other jurisdiction         (Commission file          (IRS employer
    of incorporation)                     number)            identification no.)


9665 Wilshire Boulevard, Suite M-10, Beverly Hills, California         90212
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code          (310) 278-1930
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     On May 5, 1997, KPMG Peat Marwick, LLP ("KPMG") resigned as the Company's Independent Auditors, effective immediately. The Company has not yet selected another certified public accounting firm to act as the Company's independent auditors for the fiscal year ending December 31, 1997.

     The reports of KPMG on the Company's consolidated financial statements for the years ended December 31, 1996 and 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the two years ended December 31, 1996, and during the subsequent period from January 1, 1997 through May 5, 1997, there were no "Disagreements" (as such term is defined under the Federal Securities laws) with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of KPMG, would have caused that firm to make reference to the subject matter of the Disagreements in connection with their report.

     During the two years ended December 31, 1996, and during the period from January 1, 1997 through May 5, 1997, the Company was not (i) advised by KPMG that the Company did not have internal controls necessary to develop reliable financial statements; (ii) advised by KPMG that it was no longer able to rely on management's representations or that it was unwilling to be associated with financial statements prepared by management; (iii) advised by KPMG of a need to expand the scope of its audit; or (iv) advised by KPMG that information had come to its attention that materially impacted the fairness or reliability of any audit report or financial statement issued or to be issued, or caused them to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements (collectively, "Reportable Events"). The Company has requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated May 9, 1997 is filed as Exhibit A to this Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Letter from KPMG as of May 9, 1997.


     (b)  Financial Statements.  None


     (c)  Pro Forma Financial Information.  None


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Westminster Capital, Inc.

Date:  May 9, 1997                 /s/ Keenan Behrle
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                                   Keenan Behrle
                                   Executive Vice President


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